UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2011 (September 30, 2011)

AOTS 30, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53745	27-0339634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4737 North Ocean Drive, Suite 207 Lauderdale by the Sea, FL	33308
(Address of principal executive offices)	(Zip Code)

(310) 203-2902
(Registrant’s telephone number, including area code)

WRASP 30, Inc.
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

WRASP 30, Inc. (the “Company”) changed its name from “WRASP 30, Inc.” to “AOTS 30, Inc.” by filing a Certificate of Ownership and Merger with the Office of Secretary of State of Delaware on September 30, 2011. The Certificate of Ownership and Merger is attached hereto as Exhibit 3.1.  The name change was effected by merging AOTS 30, Inc., a wholly-owned subsidiary of the Company, with and into the Company, pursuant to which the Company survived but adopted the name of the subsidiary (the “Merger”).  The Merger and the resulting change of the Company’s name were approved by the unanimous written consent of the Company’s board of directors on September 26, 2011.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit
Number	Description

3.1	Certificate of Ownership and Merger filed with the Office of Secretary of State of Delaware on September 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOTS 30, Inc.

Date: October 4, 2011	By:	/s/ Richard A. Rappaport
Richard A. Rappaport
President